SCHEDULE 14A

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                              RYDEX VARIABLE TRUST
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                             RYDEX VARIABLE TRUST

Dear Shareholder:

     As most of you are already aware, Albert P. "Skip" Viragh, Jr. died of cancer in December, 2003. Mr. Viragh was the founder and controlling shareholder of Rydex Investments (the "Advisor"), the investment adviser to the Rydex family of mutual funds. Upon Mr. Viragh's death, ownership of Mr. Viragh's interest in the Advisor transferred to certain beneficiaries of his estate. This transaction resulted in a change of control at the Advisor, which in turn caused the termination of each of the investment advisory agreements between Advisor and each of the Rydex funds.

     As a result, a Special Meeting of Shareholders (the "Meeting") of each of the Rydex mutual funds, including the Rydex Variable Trust (the "Trust"), has been scheduled for Friday, April 30, 2004. The Trust includes the Nova, Ursa, OTC, Arktos, Medius, Mekros, Titan 500, Tempest 500, Velocity 100, Venture 100, U.S. Government Bond, Juno, Large-Cap Europe, Large-Cap Japan, Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Real Estate, Retailing, Technology, Telecommunications, Transportation, Utilities, Sector Rotation, Core Equity, CLS AdvisorOne Amerigo VT, CLS AdvisorOne Clermont VT and U.S. Government Money Market Funds (each a "Fund" or "Variable Fund," and collectively, the "Variable Funds"). If you are a shareholder of record of any of the Variable Funds as of the close of business on March 2, 2004 you are entitled to vote at the Meeting and any adjournment of the Meeting.

     At the Meeting, you are being asked to approve a new advisory agreement between the Advisor and the Trust. Shareholders of the CLS AdvisorOne Amerigo VT and CLS AdvisorOne Clermont VT Funds (the "Sub-Advised Funds") are also being asked to approve a new sub-advisory agreement between the Advisor and Clarke Lanzen Skalla Investment Firm, LLC ("CLS"), the sub-advisor to the Sub-Advised Funds. Each of these new advisory agreements have substantially the same terms as the previous advisory agreements. No fee increase will result from approving the new advisory agreements. In addition, you are being asked to approve the election of trustees to the Board of Trustees of the Trust, as well as other items of business to certain Variable Funds as further described in the attached proxy statement.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. The current Board of Trustees has unanimously approved each of the proposal and recommends a vote "For" each.

     While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not

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

you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. Please do not hesitate to call 1-800-820-0888 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Variable Funds.

                                  Sincerely,

                                  Carl G. Verboncoeur
                                  President, Rydex Variable Trust

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

                     VERY IMPORTANT NEWS FOR SHAREHOLDERS

     We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.

                             QUESTIONS AND ANSWERS

Q.  Why am I receiving this Proxy Statement?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and a proxy card -- because you have the right to vote on these important proposals concerning your investment in the Variable Funds. The majority of these proposals relate to actions that need to be taken in response to the recent death of Albert P. "Skip" Viragh, Jr., the founder and controlling shareholder of Rydex Investments (the "Advisor") the investment adviser to the Variable Funds.

Q.  Why am I being asked to vote on new advisory agreements?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, requires an investment advisory agreement between an investment adviser and a fund to terminate whenever there is a change in control of the investment adviser. After an investment advisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the fund.

    The Advisor is owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Prior to his death on December 11, 2003, Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, there was a change of control of the Viragh Family Trust. This change of control of the Viragh Family Trust resulted in a change of control of the Advisor, which in turn resulted in the termination of each of the investment advisory agreements between the Advisor and the Trust, as well as the sub-advisory agreement between the Advisor and Clarke Lanzen Skalla Investment Firm, LLC ("CLS"), the sub-advisor to the CLS AdvisorOne Amerigo VT and CLS AdvisorOne Clermont VT Funds (the "Sub-Advised Funds") of the Trust (each, an "Old Agreement").

    On February 13, 2004, the Board approved a new advisory agreement for the Trust, and a new sub-advisory agreement between the Advisor and CLS for the Sub-Advised Funds, (each, a "New Agreement") under which, subject to its approval by each Fund's shareholders, the Advisor will continue serve as investment adviser to each Variable Fund, and CLS will continue serve as investment sub-adviser to the Sub-Advised Funds. The Advisor's fee rates for its services to the Variable Funds under the New Agreement is the same as its fee rates under the corresponding Old Agreement (the Advisor is responsible for the

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

    payment of fees to CLS for services it performs for the Sub-Advised Funds). The other terms of the New Agreements are similar to those of the Old Agreements.

Q.  How does the change in control of the Advisor affect me?

A. Other than the change in the ownership, the operations of the Advisor, the fees payable to the Advisor and the persons responsible for the day-to-day investment management of the Variable Funds remain unchanged. The current management of the Advisor has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to each Variable Fund as a result of the change in ownership.

Q. Who has been managing the Variable Funds since the termination of the Old Agreements?

A. During the period between the termination of the Old Agreements and the approval of the New Agreements by shareholders (the "Interim Period"), the Advisor has continued to provide investment advisory services to the Variable Funds pursuant to interim agreements between the Advisor and the Trust that were approved by the Board at a special meeting it held shortly after Mr. Viragh's death (each an "Interim Agreement" and collectively, the "Interim Agreements"). The Interim Agreement is identical in all respects -- including fees to be paid to the Advisor -- to its corresponding Old Agreement, except for the time periods covered by the agreements. With respect to each Variable Fund, the New Agreement will replace the Interim Agreement upon approval by shareholders.

Q.  What happens if the New Agreements are not approved?

A. If the shareholders of one or more Variable Funds do not approve the New Agreement with the Advisor, or the new sub-advisory agreement between the Advisor and CLS, the Board will take such further action as it deems in the best interests of the shareholders of the Variable Fund.

Q.  What is happening to the Trust's Board of Trustees?

A. The Trust is seeking to add Carl G. Verboncoeur, Mr. Viragh's successor as Chief Executive Officer of the Advisor, to the Board of Trustees (the "Board") of the Trust to fill the vacancy created by Mr. Viragh's death. Similar to Mr. Viragh's former status, Mr. Verboncoeur is considered an "interested person" (as that term is defined in the 1940 Act) of the Trust because of his employment by the Advisor. In addition to Mr. Verboncoeur, the current members of the Board additionally have been proposed for reelection to the Board (together with Mr. Verboncoeur, the "Proposed Trustees"). With the exception of Mr. Verboncoeur, each of the Proposed Trustees would be considered an "Independent Trustee" of the Trust.

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

Q.  Why am I being asked to vote on the election of the Proposed Trustees?

A. Appointments to the Board generally are made by existing Trustees. However, the 1940 Act provides that trustees may not fill vacancies unless thereafter at least two-thirds of the trustees have been elected by shareholders. Because two of the five current members of the Board have not been elected by shareholders, the Board could not appoint Mr. Verboncoeur to the Board. Since a shareholder vote is required to elect
    Mr. Verboncoeur, the Board has proposed that shareholders elect all of the Proposed Trustees. The Board believes that it is in shareholders' best interests to provide the Board with the flexibility to appoint additional trustees in the future, without the costs and delays associated with holding a special shareholders' meeting to do so.

Q.  What are the other Proposals?

A. The Board is recommending that shareholders approve proposals to change the investment objective of certain of the Variable Funds from a fundamental policy to a non-fundamental policy. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. Non-fundamental policies may be changed by a vote of a majority of the Board, and do not require shareholder approval. Currently, the investment objective of each of the Trust's Nova Fund, Ursa Fund, OTC Fund, U.S. Government Bond Fund, and Juno Fund, including the benchmarks of the Nova Fund and Ursa Fund, are fundamental. The Board believes that it is in shareholders' best interests to provide the Board with the flexibility to change these Variable Funds' investment objectives (or benchmarks) in the future, without the costs and delays associated with holding a special shareholders' meeting to do so.

Q. How will this change regarding the investment objective affect these Variable Funds?

A. There is no current intention by the Board to change the investment objective or benchmark of any of these Variable Funds. Each Fund will continue to be managed in accordance with the Trust's prospectus as filed with the Securities and Exchange Commission and as amended from time to time.

Q.  How do the current Trustees suggest that I vote?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" all of the proposals contained in the Proxy Statement. Please see "Board Recommendations" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

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

Q.  Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.  I'm a small investor. Why should I bother to vote?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the meeting. If this happens, the Funds will need to solicit votes again.

Q.  How do I place my vote?

A. You may provide the Trust with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card. If you need more information on how to vote, or if you have any questions, please call the Funds.

Q.  Whom do I call if I have questions?

A. We will be happy to answer your questions about this proxy solicitation. Please call the Funds at 1-800-820-0888 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

                  PROMPT EXECUTION AND RETURN OF THE ENCLOSED
                  PROXY CARD IS REQUESTED. A SELF-ADDRESSED,
                       POSTAGE-PAID ENVELOPE IS ENCLOSED
                             FOR YOUR CONVENIENCE.

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

                             RYDEX VARIABLE TRUST

                        9601 Blackwell Road, Suite 500
                              Rockville, MD 20850

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, APRIL 30, 2004

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Rydex Variable Trust's (the "Trust") Nova, Ursa, OTC, Arktos, Medius, Mekros, Titan 500, Tempest 500, Velocity 100, Venture 100, U.S. Government Bond, Juno, Large-Cap Europe, Large-Cap Japan, Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Real Estate, Retailing, Technology, Telecommunications, Transportation, Utilities, Sector Rotation, Core Equity, CLS AdvisorOne Amerigo VT, CLS AdvisorOne Clermont VT and U.S. Government Money Market Funds (each a "Fund" or "Variable Fund," and collectively, the "Funds") will be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850 on Friday, April 30, 2004 at 4:30 p.m. Eastern Time.

     At the Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following proposals:

Description of proposal:                  Variable Funds solicited:
------------------------                  -------------------------
1. To consider and vote on the election   All Funds
   of Corey A. Colehour, J. Kenneth
   Dalton, John O. Demaret, Patrick T.
   McCarville, Roger Somers and
   Carl G. Verboncoeur as trustees of
   the Trust.

2. The approval of a new investment       All Funds
   advisory agreement between Rydex
   Variable Trust and PADCO Advisors
   II, Inc.

3. The approval of a new investment       CLS AdvisorOne Amerigo VT Fund
   sub-advisory agreement between         CLS AdvisorOne Clermont VT Fund
   PADCO Advisors II, Inc. and Clarke
   Lanzen Skalla Investment Firm, LLC.

Description of proposal:                  Variable Funds solicited:
------------------------                  -------------------------
4. The approval of the change of          Nova Fund, Ursa Fund, OTC Fund,
   investment objective from a            U.S. Government Bond Fund, and
   fundamental to a non-fundamental       Juno Fund
   policy (includes separate sub-
   proposals 4(a) -- 4(e) relating to the
   investment objective of each of the
   Funds in the opposite column).

5. Any other business properly brought
   before the Meeting.

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail or by voting in person at the Meeting.

     Shareholders of record at the close of business on March 2, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                  By Order of the Board of Trustees


                                  Carl G. Verboncoeur
                                  President, Rydex Variable Trust

                                  March 8, 2004

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

                             RYDEX VARIABLE TRUST

                        9601 Blackwell Road, Suite 500
                              Rockville, MD 20850

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, APRIL 30, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rydex Variable Trust (the "Trust") for use at the Special Meeting of Shareholders to be held on April 30, 2004 at 4:30 p.m. Eastern Time at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of each of the Trust's Nova, Ursa, OTC, Arktos, Medius, Mekros, Titan 500, Tempest 500, Velocity 100, Venture 100, U.S. Government Bond, Juno, Large-Cap Europe, Large-Cap Japan, Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Real Estate, Retailing, Technology, Telecommunications, Transportation, Utilities, Sector Rotation, Core Equity, CLS AdvisorOne Amerigo VT, CLS AdvisorOne Clermont VT and U.S. Government Money Market Funds (each a "Fund" or "Variable Fund," and collectively, the "Funds") of record at the close of business on March 2, 2004 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this Proxy Statement are being mailed to Shareholders on or about March 8, 2004.

     As of March 2, 2004, the Funds had the following units of beneficial interest ("shares") issued and outstanding:

                                        Shares Issued
    Variable Fund                      and Outstanding
    -------------                      ---------------
    Nova .........................      17,923,632.28
    Ursa .........................       4,265,956.63
    OTC ..........................      12,199,025.42
    Arktos .......................       1,747,734.73
    Medius .......................       1,653,447.023
    Mekros .......................       3,379,485.87
    U.S. Government Bond .........       7,385,691.46
    Juno .........................       1,224,606.70
    Large-Cap Europe .............       2,030,336.27
    Large-Cap Japan ..............         465,093.05
    Banking ......................         523,555.46
    Basic Materials ..............         866,516.93
    Biotechnology ................       1,230,536.39

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

                                                Shares Issued
    Variable Fund                              and Outstanding
    -------------                              ---------------
    Consumer Products ....................       573,200.94
    Electronics ..........................       510,674.08
    Energy ...............................     1,241,640.43
    Energy Services ......................     1,138,187.72
    Financial Services ...................     1,190,330.27
    Health Care ..........................     1,177,907.81
    Internet .............................     1,436,534.00
    Leisure ..............................     1,189,189.33
    Precious Metals ......................     4,036,813.39
    Real Estate ..........................       636,114.48
    Retailing ............................       624,725.57
    Technology ...........................     1,415,604.93
    Telecommunications ...................       870,703.23
    Transportation .......................       234,459.01
    Utilities ............................     1,086,861.52
    U.S. Government Money Market .........   203,330,904.12
    Titan 500 ............................     1,737,164.42
    Sector Rotation ......................     2,158,850.99
    Velocity 100 .........................     1,674,283.07
    CLS AdvisorOne Amerigo VT ............     2,023,893.70
    CLS AdvisorOne Clermont VT ...........     1,081,623.11
    Aggregate Shares .....................   284,265,284.29

                     INTRODUCTION AND GENERAL INFORMATION

     General Information. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser, PADCO Advisors II, Inc., the Trust's principal underwriter or any of their affiliates. PADCO Advisors II, Inc., together with its affiliate, PADCO Advisors, Inc., operates as Rydex Investments (the "Advisor"). Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

     The Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Meeting in order to permit the Shareholders to consider and vote on the Proposals set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail or in person. At any time before the Meeting, you may change your vote, even though a

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

proxy has already been returned, by written notice to the Trust at 9601 Blackwell Road, Suite 500, Rockville, MD 20850 or by submitting a subsequent proxy by mail, or by voting in person at the meeting. Should Shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact the Funds at 1-800-820-0888.

     In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Trust will bear the costs of the Shareholders' Meeting and proxy materials, which are expected to be approximately $128,002.09.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

     Quorum and Meeting Adjournments. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (331/3%) of the Trust's (or Fund's, as applicable) shares entitled to vote on a proposal constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

     Vote Required to Approve Proposals. If a quorum is present at the Meeting, the following represents the votes required for the approval of the Proposals. With respect to Proposal 1, a plurality of the Trust's shares voted shall elect a Trustee. With respect to Proposals 2, 3 and Sub-Proposals 4(a) -- 4(e), the approval of such Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund to approve the Proposal with respect to that Fund. Under

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

the Investment Company Act of 1940, as amended, (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

DISCUSSION OF PROPOSAL 1: ELECTION OF BOARD OF TRUSTEES

Proposal 1. TO CONSIDER AND VOTE ON THE ELECTION OF COREY A. COLEHOUR, J.
            KENNETH DALTON, JOHN O. DEMARET, PATRICK T. MCCARVILLE, ROGER SOMERS AND CARL G. VERBONCOEUR AS TRUSTEES OF THE TRUST.

Funds Voting on Proposal 1: All Variable Funds

     It is proposed that Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, Roger Somers and Carl G. Verboncoeur (the "Proposed Trustees") be elected at the Meeting to serve as Trustees of the Trust. With the exception of Mr. Verboncoeur, each of the Proposed Trustees is currently on the Board of the Trust. Each Trust is seeking to add Mr. Verboncoeur, Mr. Viragh's successor as Chief Executive Officer of the Advisor, to its Board to fill the vacancy created by Mr. Viragh's death.

     Similar to Mr. Viragh's former status, Mr. Verboncoeur is considered an "interested person" (as that term is defined in the 1940 Act) of the Trust because of his employment with the Advisor. With the exception of Mr. Verboncoeur, each of the other Proposed Trustees would be considered an "Independent Trustee" of the Trust. Together, the Proposed Trustees will comprise the entire Board of the Trust and serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Proposed Trustees, their principal occupations during the past five years and certain of their other affiliations are provided below. Mr. Verboncoeur currently serves as President of the Trust, and would continue to serve in such capacity if elected at the Meeting. No other Proposed Trustee will serve as an officer of the Trust. Each of the Proposed Trustees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Trustees named below. If any Proposed Trustee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

     The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed either by (a) the vote or written consent of at least two-thirds of the Trustees not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds of the Trust's outstanding shares.

     The Board held four regular meetings, and one special meeting, during the Trust's most recent fiscal year. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

Information about the Proposed Trustees

     Listed below, for each Proposed Trustee, are their names and ages, as well as their positions and length of service with the Trust, principal occupations during the past five years, the number of portfolios in the Rydex fund complex that they oversee, and any other directorships held by the Proposed Trustee. The business address of each Proposed Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

Independent Proposed Trustees:

                                                                                                 Number of
                                                                                                  Funds in
                                                                                                 Rydex Fund
                                                                Principal Occupation(s)           Complex            Other
Name and Age    Position    Length of Time Served                During Past 5 Years              Overseen*      Directorships
-------------   --------  -------------------------   ---------------------------------------    ---------- ----------------------
Corey A.        Trustee   Rydex Variable Trust        Senior Vice President of Marketing of          80        Trustee of Rydex
Colehour                  (1998 to present)+          Schield Management Company, a                          Series Funds (1993 to
(58)                                                  registered investment advisor (1985                       present); Rydex
                                                      to present).                                              Dynamic Funds,
                                                                                                            (1999 to present); and
                                                                                                               Rydex ETF Trust
                                                                                                              (2003 to present)

J. Kenneth      Trustee   Rydex Variable Trust        Mortgage Banking Consultant and                80        Trustee of Rydex
Dalton                    (1998 to present)+          Investor, The Dalton Group, a real                     Series Funds (1995 to
(63)                                                  estate company (1995 to present).                        present); Rydex
                                                                                                                Dynamic Funds,
                                                                                                            (1999 to present); and
                                                                                                               Rydex ETF Trust
                                                                                                              (2003 to present)

John O.         Trustee   Rydex Variable Trust        Founder and Chief Executive Officer,           81        Trustee of Rydex
Demaret                   (1998 to present)+          Health Cost Controls America,                          Series Funds (1997 to
(64)                                                  Chicago, Illinois (1987 to 1996) sole                     present); Rydex
                                                      practitioner, Chicago, Illinois (1984 to               Variable Trust (1998
                                                      1987); General Counsel for the                          to present)+; Rydex
                                                      Chicago Transit Authority (1981 to                        Dynamic Funds,
                                                      1984); Senior Partner, O'Halloran,                      (1999 to present);
                                                      LaVarre & Demaret, Northbrook,                            Rydex ETF Trust
                                                      Illinois (1978 to 1981).                              (2003 to present); and
                                                                                                                Rydex Capital
                                                                                                             Partners Sphinx Fund
                                                                                                              (2003 to present)

                                                                                             Number of
                                                                                              Funds in
                                                                                             Rydex Fund
                                                             Principal Occupation(s)          Complex            Other
Name and Age    Position    Length of Time Served             During Past 5 Years             Overseen*       Directorships
-------------   --------  -------------------------   -------------------------------------  ----------   ----------------------
Patrick T.      Trustee   Rydex Variable Trust        Founder and Chief Executive Officer,       80          Trustee of Rydex
McCarville (61)           (1998 to  present)+         Par Industries, Inc., Northbrook,                    Series Funds (1997 to
                                                      Illinois (1977 to present).                            present); Rydex
                                                                                                              Dynamic Funds,
                                                                                                          (1999 to present); and
                                                                                                              Rydex ETF Trust
                                                                                                             (2003 to present)

Roger Somers    Trustee   Rydex Variable Trust        President, Arrow Limousine (1963 to        80           Trustee of Rydex
     (59)                 (1998 to present)+          present).                                            Series Funds (1997 to
                                                                                                              present); Rydex
                                                                                                              Dynamic Funds,
                                                                                                          (1999 to present); and
                                                                                                             Rydex ETF Trust
                                                                                                            (2003 to present)

Interested Proposed Trustee:

                                                                                              Number of
                                                                                               Funds in
                                                                                              Rydex Fund
                                                             Principal Occupation(s)           Complex
Name and Age   Position   Length of Time Served                During Past 5 Years            Overseen*   Other Directorships
------------  ----------- ------------------------   --------------------------------------- ----------- --------------------
Carl G.       President   Rydex Variable Trust       Chief Executive Officer of Rydex            80      Proposed Trustee of
Verboncoeur      and      (2003 to present)          Fund Services, Inc., PADCO Advisors,                Rydex Series Funds;
(51) **        Proposed                              Inc., PADCO Advisors II, Inc., Rydex                   Rydex Dynamic
               Trustee                               Distributors, Inc. (2003 to present);                 Funds; and Rydex
                                                     Executive Vice President of Rydex                        ETF Trust
                                                     Fund Services, Inc. (2000 to 2003)
                                                     and Rydex Capital Partners (2003 to
                                                     present); Vice President of Rydex
                                                     Fund Services, Inc., Rydex
                                                     Distributors, Inc., (1997 to 2003) and
                                                     Rydex Capital Partners Sphinx Fund
                                                     (2003 to present).

+ Each Trustee had previously served on the board of the Rydex Advisor Variable Annuity Account, the predecessor to the Rydex Variable Trust.

* The number of Funds is based on each currently operating series of the registered investment companies within the Rydex fund complex that a Trustee currently oversees, or that a Proposed Trustee would oversee if elected. These funds are all advised by the Advisor, and also share a common principal underwriter.

** Mr. Verboncoeur would be considered an "interested person" (as that term is defined in the 1940 Act) of the Trust because of his employment as Chief Executive Officer of the Advisor and principal underwriter.

     Fund Shares Owned by Proposed Trustees. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares by Fund and in the aggregate across all Funds as of December 31, 2003. Dollar amount ranges disclosed are set forth as established by the Securities and Exchange Commission (the "Commission"). "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act").

Independent Proposed Trustees:

                                                                        Aggregate Dollar Range
                                                                       for all Funds Overseen by
Name                                 Dollar Range by Fund                  Proposed Trustee
----                    --------------------------------------------- --------------------------
Corey A. Colehour       $10,001-$50,000 -- Electronics Fund                $50,001-$100,000
                        $10,001-$50,000 -- Technology Fund
                        $10,001-$50,000 -- Energy Services Fund
                        $10,001-$50,000 -- Financial Services Fund
J. Kenneth Dalton       $0                                                       $0
John O. Demaret         $50,001-$100,000 -- Energy Fund                      over $100,000
                        $50,001-$100,000 -- Basic Materials Fund
Patrick T. McCarville   $10,001-50,000 -- Nova Fund                        $50,001-$100,000
                        $1-$10,000 -- OTC Fund
                        $10,001-$50,000 -- Sector Rotation Fund
Roger Somers            $10,001-$50,000 -- Mekros Fund                       over $100,000
                        $50,001-$100,000 -- Medius Fund
                        $1-$10,000 -- Juno Fund
                        $50,001-$100,000 -- Nova Fund
                        $50,001-$100,000 -- Velocity Fund
                        $10,001-$50,000 -- Biotechnology Fund

Interested Proposed Trustees:

                                                                        Aggregate Dollar Range
                                                                       for all Funds Overseen by
Name                                 Dollar Range by Fund                  Proposed Trustee
----                    --------------------------------------------- --------------------------
Carl G. Verboncoeur     $10,001-$50,000 -- Mekros Fund                     $50,001-$100,000
                        $1-$10,000 -- US Gov't Money Market
                        $1-$10,000 -- Juno Fund
                        $1-$10,000 -- OTC Fund
                        $1-$10,000 -- Titan 500 Fund
                        $1-$10,000 -- Velocity 100 Fund
                        $1-$10,000 -- Sector Rotation Fund
                        $10,001-$50,000 -- Core Equity Fund
                        $1-$10,000 -- Nova Fund
                        $1-$10,000 -- Health Care Fund
                        $1-$10,000 -- Biotechnology Fund

     Board Compensation. The aggregate compensation paid by the Trust to each of its Trustees serving during the most recently completed Trust fiscal year, is set forth in the table below. No pension or retirement benefits are accrued as part of Fund expenses. Interested Trustees receive no compensation from the Trust for service as a Trustee.

Independent Proposed Trustees:

                                   Aggregate Compensation     Total Compensation
Name                                Rydex Variable Trust*     from Fund Complex++
----                              ------------------------   --------------------
Corey A. Colehour .............            $18,000                  $65,500
J. Kenneth Dalton .............            $18,000                  $65,500
Roger Somers ..................            $18,000                  $65,500
John O. Demaret ...............            $18,000                  $65,500
Patrick T. McCarville .........            $18,000                  $65,500

-----------
*   Represents compensation for fiscal year ended December 31, 2003.

++ Represents total compensation for service as Trustee of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust and, with respect to Mr. Demaret, compensation for service as Trustee of the Rydex Capital Partners SPhinX Fund.

Board Standing Committees

     Audit Committee. The Board of the Trust has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. Mr. Dalton currently serves as chairman of the Audit Committee and Messrs. Colehour, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee is responsible for the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee meets periodically, as necessary, and met four times during the Trust's most recently completed fiscal year.

     Nominating Committee. The Board currently does not have a standing nominating committee. The Board is generally responsible for the nomination of persons for election to the Board, with the selection and nomination of the Trustees who are not "interested persons" of the Trust committed to the discretion of the Independent Trustees. The Board does not believe that is necessary to have a separate nominating committee at this time, given the fact that all of the current members of the Board are Independent Trustees. The Board will, however, consider establishing a nominating committee in the future. If the Board establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by Shareholders), and specify minimum qualifications for any committee-recommended nominees.

Communications with the Board

     Shareholders wishing to submit written communications to the Board should send their communications c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Board Recommendation on Proposal 1

     Each of the Proposed Trustees have had distinguished careers in accounting, finance, marketing and other areas and have during their current tenure as Trustees brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of the Trust. In its deliberations regarding the nomination of Mr. Verboncoeur, the Board considered various matters related to the management and long-term welfare of the Trust. The Board considered, among other factors, the benefits that a Board member who understand the operations of the Trust and is exposed to the wide variety of issues that arise from overseeing the Funds on a day-to-day basis would bring to the Board. The Board gave considerable weight to its expectation that the Trust will benefit from Mr. Verboncoeur's experience. At its meeting on December 16, 2003, based on its deliberations on and evaluation of the Proposed Trustees, the Board, including all of the independent Trustees, unanimously agreed to nominate Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, Roger Somers and Carl G. Verboncoeur to serve as Trustees of the Trust and to recommend the approval of each of the Proposed Trustees to shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED TRUSTEES SET FORTH IN PROPOSAL 1.

                      INTRODUCTION TO PROPOSALS 2 AND 3:
                     APPROVAL OF NEW INVESTMENT AGREEMENTS

     Proposals 2 and 3 relate to the approval by Shareholders of new investment advisory agreements for the Trust. The 1940 Act, which regulates investment companies such as the Trust, requires an investment advisory agreement between an investment adviser and an investment company to terminate whenever there is a change in control of the investment company's investment adviser. After an investment advisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the investment company. For the reasons discussed below, the Board recommends that Shareholders vote "FOR" the approval of each of the new agreements.

Information Regarding the Change in Control of the Advisor

     The Advisor is owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Prior to his death on December 11, 2003, Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, control of the Viragh Family Trust transferred to its trustees, Mark S. Viragh, Katherine A. Viragh and Roger E. Young. This change in control of the Viragh Family Trust resulted in a change in control of the Advisor, which in turn resulted in the termination of each of the investment advisory agreements between the Advisor and the Trust, as well as the sub-advisory agreement between the Advisor and Clarke Lanzen Skalla Investment Firm, LLC ("CLS"), the sub-advisor to the CLS AdvisorOne Amerigo VT and CLS AdvisorOne Clermont VT Funds (the "Sub-Advised Funds") of the Trust (each, an "Old Agreement").

The Interim Advisory Agreements

     During the period between the termination of the Old Agreements and the approval of the New Agreements by shareholders (the "Interim Period"), the Advisor has continued to provide investment advisory services to the Funds pursuant to interim agreements between the Advisor and the Trust that were approved by the Board at a special meeting it held shortly after Mr. Viragh's death (each an "Interim Agreement" and collectively, the "Interim Agreements"). Each Interim Agreement is identical in all respects -- including fees to be paid to the Advisor -- to its corresponding Old Agreement, except for the time periods covered by the agreements. Each interim agreement provides for a termination date no greater that 150 days from the date of the termination of the Old Agreement, or upon approval of a new advisory agreement by shareholders, whichever is shorter.

The New Advisory Agreements

     On February 13, 2004, the Board approved a new advisory agreement for the Trust, and a new sub-advisory agreement between the Advisor and CLS for the Sub-Advised Funds (each, a "New Agreement"), under which, subject to its approval by each Fund's shareholders, the Advisor will continue serve as investment adviser to each Fund, and CLS will continue serve as investment sub-adviser to the Sub-Advised Funds. The Advisor's fee rates for its services to the Funds under each New Agreement is the same as its fee rates under the corresponding Old Agreement (the Advisor is responsible for the payment of fees to CLS for services it performs for the Sub-Advised Funds). More detailed information regarding fee rates under each New Agreement is contained in the discussion below with respect to each Proposal.

     Board Considerations in Approving the Advisory Agreements. The Old Agreement between the Advisor and the Trust had been in place since the time of the Trust's original creation and organization. The Old Agreement had an initial term of two years, after which the continuance of the Old Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Since the expiration of the initial term, each year the Board has called and held a meeting to decide whether to renew the Old Agreement for an additional year. In preparation for its most recent renewal meeting on August 25, 2003, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) Fund performance compared with similar mutual funds.

     At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the Old Agreements. In addition, Mr. Viragh discussed in executive session the plans for the continuation of the Advisors' business and operations following his death, including (i) the planned transfer of his interest in the Viragh Family Trust and the impact of the resulting change in control; (ii) information regarding the individuals who would be named as trustees of the Viragh Family Trust and who would subsequently control the Advisor; (iii) his intention to appoint Mr. Verboncoeur to succeed him as Chief Executive Officer of the Advisor and its affiliates; and (iv) other related matters of interest to the Board. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of each Old Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Old Agreements were fair and reasonable; (b) concluded that the Advisor's fees were reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew each Old Agreement for an additional one-year term.

     At its meeting on February 13, 2004, the Advisor affirmed that there were no material changes to the information that was provided to the Board at its last advisory contract renewal meeting, and provided updated additional information regarding the Advisor's operations and services provided to the Funds. The Board also requested and received information regarding the terms of the New Agreements, and were satisfied that the terms of the New Agreements set forth materially similar rights, duties and obligations on the Advisor with regard to its services to the Trust and provided at least the same level of protection to the Trust and its shareholders as the Old Agreement. The Board also considered the fact that the Advisor's fee rates for its services to the Funds under each New Agreement would be the same as its fee rates under the corresponding Old Agreement. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and
(c) agreed to approve the New Agreements for an initial term of two years, subject to the approval of the New Agreements by shareholders, and to recommend the approval of the New Agreements to shareholders.

     Description of the Terms of the New Agreements. A form of the New Agreement between the Trust and the Advisor is attached to this proxy statement as Exhibit A, and a form of the New Sub-Advisory Agreement between the Advisor and CLS is attached to this proxy as Exhibit B. Each New Agreement provides that the Advisor's fee rate with respect to each Fund will remain unchanged from the fee rate contained in its corresponding Old Agreement. With respect to duration of each New Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each New Agreement provides for automatic termination, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

     Pursuant to the New Agreement between the Trust and the Advisor, the Advisor will act as investment adviser to each Fund. The New Agreement requires the Advisor to:

     o provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

     o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on file with the Commission;

     o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Funds' prospectus and applicable laws and regulations;

     o    vote any proxies for Fund securities;

     o provide the Trust, and any other agent designated by the Trust, with records concerning the Advisor's activities which each Fund is required to maintain; and

     o provide other reports reasonably requested by the Trust's officers and Board concerning the Advisor's discharge of the foregoing responsibilities.

     The New Agreement also authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of each Fund and directs the Advisor to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Advisor also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to each Fund.

     Under the terms of the New Agreement, the Advisor agrees to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein, as discussed in further detail below. The New Agreement provides that the Adviser shall indemnify and hold harmless the Trust against losses by reason of or arising out of the Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, or the Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under or its reckless disregard of its obligations and duties.

     Differences Between the Old Agreement and the New Agreement. The original form for the Old Agreement between the Trust and the Advisor was created in 1993, at the time of the organization of the Rydex Series Funds. The Old Agreement for each of the subsequent Rydex trusts that were created -- including the Rydex Variable Trust in 1998 -- were each identical in all material respects to that of the 1993 form of agreement. The primary rationale for using the 1993 form of agreement was to have a consistent agreement, with materially equivalent contractual obligations, across all of the trusts within the Rydex family of funds.

     Since 1993, industry best practices and regulatory requirements have evolved, as has the course of dealing between the Board, on behalf of the Trust, and the Advisor. The New Agreement between the Trust and the Advisor is designed to memorialize these practices and regulatory requirements. The following bullet points summarize the material differences between the New Agreement and the Old Agreement:

     o Incorporation of a single comprehensive schedule that sets forth each Fund covered by the agreement and the advisory fees payable for each under the agreement.

     o Restatement and expansion of the Advisor's duties as investment adviser to the Trust, including specific requirements with respect to compliance, proxy voting, recordkeeping and Board reporting.

     o Restatement and expansion of the Advisor's duties and obligations with respect to fund portfolio transactions, best execution and affiliated brokerage transactions.

     o Inclusion of specific representations and warranties made by the Advisor to the Trust, designed to contractually obligate the Advisor to do the things it is required to do by law (however, none of these representations or warranties represent a change in conduct or create additional duties on the Advisor);

     o Inclusion of a license to the Trust to use the name "Rydex" in any fund name. The name "Rydex" is a protected mark registered to PADCO Advisors, Inc.

     o Change in jurisdiction of governing law from Maryland to Delaware. Because the Trust is organized as a Delaware statutory trust, interpreting the agreement under Delaware law ensures that the key protections of the Delaware statutory trust law (i.e., limitations on liability for the Board and shareholders, treatment of each Fund as a separate entity with respect to assets and liabilities) would be enforced in the event of litigation.

     The Board, on behalf of the Trust, determined after reasonable consideration that the differences between the New Agreement and the Old Agreement do not materially change the current arrangements between the Advisor and the Trust. Furthermore, the Board believes that the differences, particularly the change in jurisdiction, may provide the Trust and its shareholders with additional protections.

     Information About the Advisor. PADCO Advisors II, Inc. serves as the investment adviser to the Trust. PADCO Advisors II, Inc., together with its affiliate PADCO Advisors, Inc. operates as Rydex Investments. PADCO Advisors II, Inc. is organized as a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Viragh Family Trust owns a controlling interest as the sole shareholder of PADCO Advisors, Inc. and PADCO Advisors II, Inc.

     The name, address and principal occupation of the principal executive officers of PADCO Advisors II, Inc. are listed below:

Name                         Title                   Principal Occupation
----                  ------------------- ------------------------------------------
Carl G. Verboncoeur   President, Chief    President, Chief Executive Officer and
                      Executive Officer   Treasurer, PADCO Advisors, Inc.; PADCO
                      and Treasurer       Advisors II, Inc.; Rydex Fund Services,
                                          Inc.; and Rydex Distributors, Inc.,
                                          Executive Vice President and Treasurer,
                                          Rydex Capital Partners I and Rydex
                                          Capital Partners II.

Michael P. Byrum      Executive Vice      Executive Vice President and Chief
                      President, Chief    Operating Officer, PADCO Advisors, Inc.;
                      Operating Officer   PADCO Advisors II, Inc.; Rydex Fund
                      and Secretary       Services, Inc.; and Rydex Distributors,
                                          Inc. President and Secretary, Rydex
                                          Capital Partners I and Rydex Capital
                                          Partners II.

Robert M. Steele      Executive Vice      Executive Vice President, PADCO
                      President           Advisors, Inc.; PADCO Advisors II, Inc.;
                                          Rydex Fund Services; Rydex Distributors,
                                          Inc.; Rydex Capital Partners I; and Rydex
                                          Capital Partners II.

     The address for each of the above individuals is c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

Proposal 2. THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN RYDEX
            VARIABLE TRUST AND PADCO ADVISORS II, INC.

     Funds Voting on Proposal 2: All Funds

     The Old Agreement between the Advisor and the Trust was dated August 11, 1998 and was approved by the sole shareholder of the Trust in conjunction with the Trust's original creation and organization. The Old Agreement had been in effect from that date through its termination upon the change in control of the Advisor on December 11, 2003, subject to its annual renewal by the Board as discussed above. The terms of the New Agreement, other than compensation, which is discussed below, are described in the section above entitled "Description of the Terms of the New Agreements." A form of the

New Agreement between the Trust and the Advisor is included as Exhibit B to this Proxy Statement.

     The table below provides, with respect to each of the Trust's Funds, (i) the Advisor's annual rate of compensation under the New Agreement, stated as a percentage of the Fund's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Old Agreement (and the Interim Agreement) for the Trust's most recently completed fiscal year ended December 31, 2003; (iii) amounts paid by the Funds to the Servicer for administration services for the Trust's most recently completed fiscal year ended December 31, 2003; (iv) amounts paid by the Funds to the Servicer for accounting services for the Trust's most recently completed fiscal year ended December 31, 2003; and (v) amounts paid by the Funds to the Distributor for services provided pursuant to the Trust's investor services plan for the Trust's most recently completed fiscal year ended December 31, 2003. There were no brokerage commissions paid to the Distributor (or any other affiliate of the Advisor) during the Trust's most recently completed fiscal year ended December 31, 2003.

                                                         Fees Paid to     Fees Paid to
                             Advisory   Fees Paid to       Servicer         Servicer     Fees Paid to
Fund                         Fee Rate      Adviser     (Administration)   (Accounting)   Distributor
--------------------------- ---------- -------------- ------------------ -------------- -------------
Nova ......................   0.75%       $341,660         $113,887         $ 45,555       $113,887
Ursa ......................   0.90%       $347,282         $103,967         $ 41,587       $103,967
OTC .......................   0.75%       $841,013         $280,338         $112,135       $280,338
Arktos ....................   0.90%       $336,956         $ 93,599         $ 37,440       $ 93,599
Medius ....................   0.90%       $134,885         $ 37,468         $ 14,987       $ 37,468
Mekros ....................   0.90%       $328,502         $ 91,251         $ 36,500       $ 91,251
U.S. Government Bond ......   0.50%       $184,395         $ 73,758         $ 36,879       $ 92,198
Juno ......................   0.90%       $130,497         $ 36,249         $ 14,499       $ 36,249
Large-Cap Europe ..........   0.90%       $101,801         $ 28,278         $ 11,311       $ 28,278
Large-Cap Japan ...........   0.90%       $109,997         $ 30,555         $ 12,222       $ 30,555
Titan 500 .................   0.90%       $136,383         $ 37,884         $ 15,154       $ 37,884
Tempest 500 ...............   0.90%            n/a              n/a              n/a            n/a
Velocity 100 ..............   0.90%       $128,599         $ 35,722         $ 14,289       $ 35,722
Venture 100 ...............   0.90%            n/a              n/a              n/a            n/a
Banking ...................   0.85%       $ 60,734         $ 17,863         $  7,145       $ 17,863
Basic Materials ...........   0.85%       $ 82,112         $ 24,151         $  9,660       $ 24,151
Biotechnology .............   0.85%       $ 83,232         $ 24,480         $  9,792       $ 24,480
Consumer Products .........   0.85%       $ 62,336         $ 18,334         $  7,334       $ 18,334
Electronics ...............   0.85%       $ 92,901         $ 27,324         $ 10,930       $ 27,324
Energy ....................   0.85%       $ 57,365         $ 16,872         $  6,749       $ 16,872
Energy Services ...........   0.85%       $ 37,301         $ 10,971         $  4,389       $ 10,971
Financial Services ........   0.85%       $ 79,263         $ 23,313         $  9,325       $ 23,313
Health Care ...............   0.85%       $115,299         $ 33,912         $ 13,565       $ 33,912
Internet ..................   0.85%       $ 75,586         $ 22,231         $  8,892       $ 22,231
Leisure ...................   0.85%       $ 78,914         $ 23,210         $  9,284       $ 23,210
Precious Metals ...........   0.75%       $194,035         $ 64,679         $ 25,871       $ 64,679

                                                           Fees Paid to     Fees Paid to
                              Advisory    Fees Paid to       Servicer         Servicer     Fees Paid to
Fund                          Fee Rate       Adviser     (Administration)   (Accounting)   Distributor
--------------------------- ------------ -------------- ------------------ -------------- -------------
Real Estate ...............     0.85%      $   68,602        $ 20,177         $  8,071       $ 20,177
Retailing .................     0.85%      $   85,879        $ 25,259         $ 10,103       $ 25,259
Technology ................     0.85%      $  123,353        $ 36,280         $ 14,512       $ 36,280
Telecommunications ........     0.85%      $   52,234        $ 15,363         $  6,145       $ 15,363
Transportation ............     0.85%      $   38,636        $ 11,363         $  4,545       $ 11,363
Utilities .................     0.85%      $   98,256        $ 28,899         $ 11,560       $ 28,899
Sector Rotation ...........     0.90%      $  100,422        $ 27,895         $ 11,158       $ 27,895
Core Equity ...............     0.70%*            n/a             n/a              n/a            n/a
CLS AdvisorOne
  Amerigo .................     0.90%      $  129,011        $ 35,836         $ 14,335       $ 35,836
CLS AdvisorOne
  Clermont ................     0.90%      $   69,268        $ 19,241         $  7,696       $ 19,241
U.S. Government Money
  Market ..................     0.50%      $1,438,328        $575,285         $227,494       $719,164

-----------
* The Agreement provides that the Core Equity Fund pays the Advisor a management fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The Core Equity Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000[RegTM] Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each month. Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment is +/- 0.20%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.20% of average daily net assets for that year.

Board Recommendation on Proposal 2

     At its meeting on February 13, 2004, based on its deliberations on and evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Funds; and
(c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 2.

Proposal 3. THE APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
            PADCO ADVISORS II, INC. AND CLARKE LANZEN SKALLA INVESTMENT FIRM,
            LLC.

Funds Voting on Proposal 3: CLS AdvisorOne Amerigo VT Fund
                            CLS AdvisorOne Clermont VT Fund

     The approval of Proposal 3 is contingent on the approval of Proposal 3 by Shareholders of the CLS AdvisorOne Amerigo VT Fund and the CLS AdvisorOne Clermont VT Fund.

     The Old Agreement between the Advisor and CLS was dated June 20, 2003 and was approved by the sole shareholder of each Sub-Advised Fund in conjunction with the Fund's original creation and organization. The Old Agreement had been in effect from that date through its termination upon the change in control of the Advisor on December 11, 2003. The terms of the New Agreement with respect to the Sub-Advised Funds, including fee rates, are identical, with the exception of the date and term, to the terms of the Old Agreement with respect to the Sub-Advised Funds. The other terms of the New Agreement with respect to the Sub-Advised Funds are substantially similar in all material respects to those of the other New Agreements, as described in the section above entitled "Description of the Terms of the New Agreements." A form of the New Agreement between the Advisor and CLS is included as Exhibit C to this Proxy Statement.

     Compensation. Pursuant to the terms of the New Agreement, the Advisor is responsible for compensating CLS and pays CLS a sub-advisory fee with respect to each of the Sub-Advised Funds at an annual rate of 0.40%, stated as a percentage of Fund assets. The compensation terms provide that the Advisor will have no obligation to compensate CLS for its services with respect to a Sub-Advised Fund for any quarter in which such Fund's assets average less than $10,000,000 during that quarter. The Advisor paid CLS $56,836.24 for the CLS AdvisorOne Amerigo VT Fund and $30,542.90 for the CLS AdvisorOne Clermont VT Fund pursuant to the Old Agreement (and the Interim Agreement) for the Trust's most recently completed fiscal year ended December 31, 2003.

     Information About CLS. CLS is organized as a Nebraska limited liability corporation with its principal place of business at 4020 S. 147th Street, Omaha, Nebraska 68137. Northstar Financial Services Group, LLC ("NFSG") owns a controlling interest CLS. Messrs. W. Patrick Clarke and Michael Miola serve as the managing members of NFSG.

     The name, address and principal occupation of the principal executive officers of CLS are listed below:

Name                           Title                    Principal Occupation
----                 -----------------------  ----------------------------------------
W. Patrick Clarke    Chief Executive          Chief Executive Officer and Manager,
                     Officer and Manager      CLS
Robert M. Jergovic   Chief Investment         Chief Investment Officer, CLS
                     Officer
Scott R. Kubie       President and Director   President and Director of Research, CLS

     The address for each of the above individuals is c/o Clarke Lanzen Skalla Investment Firm, LLC, 4020 S. 147th Street, Omaha, Nebraska 68137.

Board Recommendation on Proposal 3

     At its meeting on February 13, 2004, based on its deliberations on and evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that CLS' fees are reasonable in light of the services that the CLS provides to the Sub-Advised Funds; and
(c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 3.

                           DISCUSSION OF PROPOSAL 4:
                        CHANGE IN FUNDAMENTAL POLICIES

Proposal 4. THE APPROVAL OF THE CHANGE OF INVESTMENT OBJECTIVE FROM A
            FUNDAMENTAL TO A NON-FUNDAMENTAL POLICY (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 4(a) -- 4(e)).

     The Board is recommending that shareholders approve proposals to change the investment objective of certain of the Funds from a fundamental policy to a non-fundamental policy. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. Non-fundamental policies may be changed by a vote of a majority of the Board, and do not require shareholder approval.

     Currently, the investment objective of each of the Trust's Nova Fund, Ursa Fund, OTC Fund, U.S. Government Bond Fund, and Juno Fund, including the benchmarks of the Nova Fund and Ursa Fund, are fundamental. With the exception of the aforementioned Funds included in this Proposal, the remainder of the Funds' investment objectives are non-fundamental policies. The Board believes that it is in shareholders' best interests to provide the Board with the flexibility to change these Funds' investment objectives (or benchmarks) in the future, without the costs and delays associated with holding a special shareholders' meeting to do so. However, there is no current intention by the Board to change the investment objective or benchmark of any of the Funds included in this Proposal. Each Fund will continue to be managed in accordance with the Trust's prospectus as filed with the Commission and as amended from time to time.

     Shareholders are requested to vote separately, as applicable, on each Sub-Proposal in Proposal 4. Any Sub-Proposal that is approved by shareholders of the Fund(s) will be effective for that Fund as of the date of the supplement to the Fund's registration statement reflecting such shareholder approval to change certain of the Fund's fundamental policy, which is anticipated to be shortly after the date of shareholder approval. The Board of Directors unanimously recommends a vote "FOR" each Sub-Proposal.

Sub-Proposal 4(a). The approval of the change of Rydex Variable Trust's Nova
                   Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of the Nova Fund is to seek to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index. This investment objective and the benchmark are fundamental policies of the Fund. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, the Fund's investment objective and benchmark will be non-fundamental policies.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(a).

Sub-Proposal 4(b). The approval of the change of Rydex Variable Trust's Ursa
                   Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of the Ursa Fund is to seek to provide investment results that will inversely correlate to the performance of the S&P 500 Index. This investment objective and the benchmark are fundamental policies of the Fund. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, the Fund's investment objective and benchmark will be non-fundamental policies.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(b).

Sub-Proposal 4(c). The approval of the change of Rydex Variable Trust's OTC
                   Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of the OTC Fund is to seek to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index. This investment objective is a fundamental policy of the Fund. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, the Fund's investment objective will be a non-fundamental policy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(c).

Sub-Proposal 4(d). The approval of the change of Rydex Variable Trust's U.S.
                   Government Bond Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of the U.S. Government Bond Fund is to seek to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. This investment objective is a fundamental policy of the Fund. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, the Fund's investment objective will be a non-fundamental policy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(d).

Sub-Proposal 4(e). The approval of the change of Rydex Variable Trust's Juno
                   Fund investment objective from a fundamental to a non-fundamental policy.

     The current investment objective of the Juno Fund is to seek to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. This investment objective is a fundamental policy of the Fund. The Board and the Advisor believe that the Advisor's ability to manage Fund assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise its investment objective or benchmark, without the costs and delays associated with holding a special shareholders' meeting to do so. If approved by Shareholders, the Fund's investment objective and benchmark will be non-fundamental policies.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE "FOR" SUB-PROPOSAL 4(e).

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Information about Trust Officers and Service Providers

     Principal Underwriter. Rydex Distributors, Inc., 9601 Blackwell Road, Suite 500, Rockville, MD 20850, serves as distributor and principal underwriter to the Trust.

     Administrator. Rydex Fund Services, Inc., 9601 Blackwell Road, Suite 500, Rockville, MD 20850, serves as administrator to the Trust.

     Trust Officers. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as officers of the Trust. The business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers receive compensation from the Trust for their services.

                                                              Principal Occupation(s)
Name and Age            Position   Length of Time Served        During Past 5 Years
------------          ----------- ----------------------- ------------------------------
Carl G. Verboncoeur    President  Rydex Variable Trust    Chief Executive Officer of
(51)                              (2003 to present)       Rydex Fund Services, Inc.,
                                                          PADCO Advisors, Inc.,
                                                          PADCO Advisors II, Inc.
                                                          and Rydex Distributors, Inc.
                                                          (2003 to present); Executive
                                                          Vice President of Rydex
                                                          Fund Services, Inc. (2000 to
                                                          2003); Vice President of
                                                          Rydex Fund Services, Inc.
                                                          and Rydex Distributors, Inc.,
                                                          (1997 to 2003).

Nick Bonos                Vice    Rydex Variable Trust    Senior Vice President of
(40)                   President  (2003 to present)       Rydex Fund Services, Inc.
                          and                             (2003 to present);
                       Treasurer                          Vice President of Accounting
                                                          of Rydex Fund Services, Inc.
                                                          (2000 to 2002); Vice
                                                          President--Mutual Fund
                                                          Services, State Street Corp.
                                                          (1997 to 1999).

Robert M. Steele          Vice    Rydex Variable Trust    Executive Vice President of
(45)                   President  (1998 to present)       PADCO Advisors, Inc.,
                          and                             PADCO Advisors II, Inc.,
                       Secretary                          and Rydex Fund Services
                                                          (2000 to present); Executive
                                                          (2000 to present) Vice
                                                          President of Rydex
                                                          Distributors, Inc. (1996 to
                                                          present); Vice President of
                                                          The Boston Company, Inc.,
                                                          an institutional money
                                                          management firm (1987 to
                                                          1994).

Michael P. Byrum          Vice    Rydex Variable Trust    Chief Operating Officer and
(33)                   President  (1998 to present)       Executive Vice President of
                                                          PADCO Advisors, Inc.,
                                                          PADCO Advisors II, Inc.,
                                                          Rydex Fund Services and
                                                          Rydex Distributors Inc.
                                                          (2003 to present); Executive
                                                          Vice President and Senior
                                                          Portfolio Manager of
                                                          PADCO Advisors, Inc. and
                                                          PADCO Advisors II, Inc.
                                                          (1993 to 2003); Secretary of
                                                          Rydex Distributors, Inc.
                                                          (1996 to present).

                                                           Principal Occupation(s)
Name and Age          Position   Length of Time Served       During Past 5 Years
------------        ----------- ----------------------- -----------------------------
Joanna M. Haigney    Assistant   Rydex Variable Trust   Vice President of
(37)                 Secretary   (2000 to present)      Compliance of Rydex Fund
                                                        Services, Inc. (2000 to
                                                        present); Vice President
                                                        Fund Administration, Chase
                                                        Global Funds Services Co., a
                                                        division of Chase Manhattan
                                                        Bank N.A. (1994 to 1999).

Information about the Audit Committee

     Audit Committee Responsibilities. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's service providers that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters.

     Selection of Independent Auditors. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Trust's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $338,000 and $357,300 for the Trust's fiscal years ended December 31, 2003 and 2002, respectively.

     Audit-Related Fees. PwC did not render any assurance or related services to the Trust for the two most recently completed fiscal years.

     Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services to the Trust for the two most recently completed fiscal years. PwC did not render any such tax services to the Advisor and certain entities controlled by, or under common control with the Advisor that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Funds for the two most recently completed fiscal years.

     All Other Fees. PwC did not bill for other products and services, other than the services reported above, for the two most recently completed fiscal years. PwC did not render other services to the Advisor and certain entities controlled by, or under common control with the Advisor that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Funds for the two most recently completed fiscal years.

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

     Aggregate Non-Audit Fees. The aggregate non-audit fees paid to PwC for professional services rendered by PwC to the Trust were $126,100 and $128,052 for the fiscal years ended December 31, 2003 and 2002, respectively.

Shareholders Sharing the Same Address

     If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800-820-0888 or forward a written request to the Trust at 9601 Blackwell Road, Suite 500, Rockville, MD 20850 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Beneficial Ownership Information

     As of March 2, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Fund.

                        Number of      Percentage of
Fund                     Shares         Fund Shares     Name and Address of Beneficial Owner
----                  --------------   ---------------  -------------------------------------
Large-Cap Europe         722394.20          35.63       NATIONWIDE INSURANCE COMPANY
                                                        NWVA4
                                                        C/O IPO PORTFOLIO ACCOUNTING
                                                        P.O. BOX 182029
                                                        COLUMBUS, OH 43218-2029

Large-Cap Europe        1233596.95          60.84       SECURITY BENEFIT LIFE INSURANCE CO
                                                        SBL VARIABLE ANNUITY ACCOUNT XIV
                                                        ONE SECURITY BENEFIT PLACE
                                                        TOPEKA, KS 66636-0001

Large-Cap Japan          278206.35          76.72       NATIONWIDE INSURANCE COMPANY
                                                        NWVA4
                                                        C/O IPO PORTFOLIO ACCOUNTING
                                                        P.O. BOX 182029
                                                        COLUMBUS, OH 43218-2029

Large-Cap Japan           19688.95           5.43       NATIONWIDE INSURANCE COMPANY
                                                        C/O IPO PORTFOLIO ACCOUNTING
                                                        P.O. BOX 182029
                                                        COLUMBUS, OH 43218-2029

Large-Cap Japan           46502.14          12.82       SECURITY BENEFIT LIFE INSURANCE CO
                                                        SBL VARIABLE ANNUITY ACCOUNT XIV
                                                        ONE SECURITY BENEFIT PLACE
                                                        TOPEKA, KS 66636-0001

              Number of       Percentage of
Fund            Shares         Fund Shares      Name and Address of Beneficial Owner
----       ---------------   ---------------   -------------------------------------
Mekros         1668514.36          48.47       NATIONWIDE INSURANCE COMPANY
                                               NWVA4
                                               C/O IPO PORTFOLIO ACCOUNTING
                                               P.O. BOX 182029
                                               COLUMBUS, OH 43218-2029

Mekros         1523802.40          44.27       SECURITY BENEFIT LIFE INSURANCE CO
                                               SBL VARIABLE ANNUITY ACCOUNT XIV
                                               ONE SECURITY BENEFIT PLACE
                                               TOPEKA, KS 66636-0001

Medius          811457.09          48.94       NATIONWIDE INSURANCE COMPANY
                                               NWVA4
                                               C/O IPO PORTFOLIO ACCOUNTING
                                               P.O. BOX 182029
                                               COLUMBUS, OH 43218-2029

Medius          199834.76          12.05       JEFFERSON NATIONAL LIFE INSURANCE
                                               COMPANY
                                               ATTN: SEPERATE ACCOUNTS
                                               9920 CORPORATE CAMPUS
                                               SUITE 1000
                                               LOUISVILLE, IN 40223

Medius          618759.47          37.31       SECURITY BENEFIT LIFE INSURANCE CO
                                               SBL VARIABLE ANNUITY ACCOUNT XIV
                                               ONE SECURITY BENEFIT PLACE
                                               TOPEKA, KS 66636-0001

                        Number of       Percentage of
Fund                     Shares          Fund Shares      Name and Address of Beneficial Owner
-----               ----------------   ---------------   -------------------------------------
U.S. Government         35163960.32          17.01       JEFFERSON NATIONAL LIFE INSURANCE
 Money Market                                            COMPANY
                                                         ATTN: SEPERATE ACCOUNTS
                                                         9920 CORPORATE CAMPUS
                                                         SUITE 1000
                                                         LOUISVILLE, IN 40223

U.S. Government         15151824.12           7.33       SUN LIFE FINANCIAL
 Money Market                                            PO BOX 9133
                                                         WELLESLEY HILLS, MA 02481

U.S. Government        131828759.84          63.75       SECURITY BENEFIT LIFE INSURANCE CO
 Money Market                                            SBL VARIABLE ANNUITY ACCOUNT XIV
                                                         ONE SECURITY BENEFIT PLACE
                                                         TOPEKA, KS 66636-0001

U.S. Government         18365213.16           8.88       FSBL VARIABLE ACCOUNT A
 Money Market                                            ATTN: DENISE MACHELL--FINANCE

U.S. Government          1538735.64          20.94       NATIONWIDE INSURANCE
 Bond                                                    COMPANY
                                                         NWVA4
                                                         C/O IPO PORTFOLIO ACCOUNTING
                                                         P.O. BOX 182029
                                                         COLUMBUS, OH 43218-2029

                       Number of       Percentage of
Fund                     Shares         Fund Shares      Name and Address of Beneficial Owner
-----               ---------------   ---------------   -------------------------------------
U.S. Government         4865779.91          66.20       SECURITY BENEFIT LIFE INSURANCE CO
 Bond                                                   SBL VARIABLE ANNUITY ACCOUNT XIV
                                                        ONE SECURITY BENEFIT PLACE
                                                        TOPEKA, KS 66636-0001

U.S. Government          610387.99           8.30       FSBL VARIABLE ACCOUNT A
 Bond                                                   ATTN: DENISE MACHELL--FINANCE
                                                        ONE SECURITY BENEFIT PLACE
                                                        TOPEKA, KS 66636-0001

Juno                     551133.82          45.33       NATIONWIDE INSURANCE COMPANY
                                                        NWVA4
                                                        C/O IPO PORTFOLIO ACCOUNTING
                                                        P.O. BOX 182029
                                                        COLUMBUS, OH 43218-2029

Juno                     278459.53          22.90       SECURITY BENEFIT LIFE INSURANCE CO
                                                        SBL VARIABLE ANNUITY ACCOUNT XIV
                                                        ONE SECURITY BENEFIT PLACE
                                                        TOPEKA, KS 66636-0001

Juno                      85975.55           7.07       PHOENIX LIFE INSURANCE COMPANY

Juno                     268752.92          22.11       PHOENIX HOME LIFE VARIABLE
                                                        INSURANCE COMPANY
                                                        10 KREY BLVD
                                                        RENSSELAER, NY 12144

            Number of       Percentage of
Fund          Shares         Fund Shares      Name and Address of Beneficial Owner
----     ---------------   ---------------   -------------------------------------
Nova         5682009.20          31.42       NATIONWIDE INSURANCE COMPANY
                                             NWVA4
                                             C/O IPO PORTFOLIO ACCOUNTING
                                             P.O. BOX 182029
                                             COLUMBUS, OH 43218-2029

Nova         1450507.21           8.02       JEFFERSON NATIONAL LIFE INSURANCE
                                             COMPANY
                                             ATTN: SEPERATE ACCOUNTS
                                             9920 CORPORATE CAMPUS
                                             SUITE 1000
                                             LOUISVILLE, IN 40223

Nova         7266778.26          40.18       SECURITY BENEFIT LIFE INSURANCE CO
                                             SBL VARIABLE ANNUITY ACCOUNT XIV
                                             ONE SECURITY BENEFIT PLACE
                                             TOPEKA, KS 66636-0001

Nova         1514469.57           8.37       AMERICAN SKANDIA LIFE ASSURANCE CO
                                             SAB ACCOUNT
                                             ONE CORPORATE DRIVE
                                             PO BOX 883
                                             SHELTON, CT 06484-0883

                       Number of       Percentage of
Fund                     Shares         Fund Shares      Name and Address of Beneficial Owner
-----------------   ---------------   ---------------   -------------------------------------
Precious Metals         1096958.75          27.92       NATIONWIDE INSURANCE COMPANY
                                                        NWVA4
                                                        C/O IPO PORTFOLIO ACCOUNTING
                                                        P.O. BOX 182029
                                                        COLUMBUS, OH 43218-2029

Precious Metals          304737.55           7.75       SUN LIFE FINANCIAL
                                                        PO BOX 9133
                                                        WELLESLEY HILLS, MA 02481

Precious Metals         2028995.79          51.63       SECURITY BENEFIT LIFE INSURANCE CO
                                                        SBL VARIABLE ANNUITY ACCOUNT XIV
                                                        ONE SECURITY BENEFIT PLACE
                                                        TOPEKA, KS 66636-0001

Ursa                     990166.83          23.50       NATIONWIDE INSURANCE COMPANY
                                                        NWVA4
                                                        C/O IPO PORTFOLIO ACCOUNTING
                                                        P.O. BOX 182029
                                                        COLUMBUS, OH 43218-2029

Ursa                    1523642.97          36.15       SECURITY BENEFIT LIFE INSURANCE CO
                                                        SBL VARIABLE ANNUITY ACCOUNT XIV
                                                        ONE SECURITY BENEFIT PLACE
                                                        TOPEKA, KS 66636-0001

            Number of      Percentage of
Fund         Shares         Fund Shares      Name and Address of Beneficial Owner
----     --------------   ---------------   --------------------------------------
Ursa         959116.37          22.76       FSBL VARIABLE ACCOUNT A
                                            ATTN: DENISE MACHELL--FINANCE
                                            ONE SECURITY BENEFIT PLACE
                                            TOPEKA, KS 66636-0001

Ursa         338449.76           8.03       AMERICAN SKANDIA LIFE
                                            ASSURANCE CO
                                            SAB ACCOUNT
                                            ONE CORPORATE DRIVE
                                            PO BOX 883
                                            SHELTON, CT 06484-0883

OTC         2378979.64          19.33       NATIONWIDE INSURANCE COMPANY
                                            NWVA4
                                            C/O IPO PORTFOLIO ACCOUNTING
                                            P.O. BOX 182029
                                            COLUMBUS, OH 43218-2029

OTC         1127692.13           9.16       JEFFERSON NATIONAL LIFE INSURANCE
                                            COMPANY
                                            ATTN: SEPERATE ACCOUNTS
                                            9920 CORPORATE CAMPUS
                                            SUITE 1000
                                            LOUISVILLE, IN 40223

              Number of       Percentage of
Fund            Shares         Fund Shares      Name and Address of Beneficial Owner
----       ---------------   ---------------   -------------------------------------
OTC            1081336.67           8.79       GE LIFE AND ANNUITY INSURANCE CO
                                               ATTN: VARIABLE ACCOUNTING
                                               6610 WEST BROAD STREET
                                               RICHMOND, VA 23230

OTC            2808829.85          22.82       SECURITY BENEFIT LIFE INSURANCE CO
                                               SBL VARIABLE ANNUITY ACCOUNT XIV
                                               ONE SECURITY BENEFIT PLACE
                                               TOPEKA, KS 66636-0001

OTC            3638801.49          29.56       AMERICAN SKANDIA LIFE ASSURANCE CO
                                               SAB ACCOUNT
                                               ONE CORPORATE DRIVE
                                               PO BOX 883
                                               SHELTON, CT 06484-0883

Arktos          403025.74          23.89       NATIONWIDE INSURANCE COMPANY
                                               NWVA4
                                               C/O IPO PORTFOLIO ACCOUNTING
                                               P.O. BOX 182029
                                               COLUMBUS, OH 43218-2029

Arktos          179908.01          10.66       SUN LIFE FINANCIAL
                                               PO BOX 9133
                                               WELLESLEY HILLS, MA 02481

                    Number of      Percentage of
Fund                 Shares         Fund Shares      Name and Address of Beneficial Owner
--------------   --------------   ---------------   -------------------------------------
Arktos               844084.76          50.08       SECURITY BENEFIT LIFE INSURANCE CO
                                                    SBL VARIABLE ANNUITY ACCOUNT XIV
                                                    ONE SECURITY BENEFIT PLACE
                                                    TOPEKA, KS 66636-0001

Arktos               227116.36          13.46       FSBL VARIABLE ACCOUNT A
                                                    ATTN: DENISE MACHELL--FINANCE
                                                    ONE SECURITY BENEFIT PLACE
                                                    TOPEKA, KS 66636-0001

Titan 500           1142902.26          69.77       NATIONWIDE INSURANCE COMPANY
                                                    NWVA4
                                                    C/O IPO PORTFOLIO ACCOUNTING
                                                    P.O. BOX 182029
                                                    COLUMBUS, OH 43218-2029

Titan 500            414239.12          25.29       SECURITY BENEFIT LIFE INSURANCE CO
                                                    SBL VARIABLE ANNUITY ACCOUNT XIV
                                                    ONE SECURITY BENEFIT PLACE
                                                    TOPEKA, KS 66636-0001

Velocity 100         506268.46          31.43       NATIONWIDE INSURANCE COMPANY
                                                    NWVA4
                                                    C/O IPO PORTFOLIO ACCOUNTING
                                                    P.O. BOX 182029
                                                    COLUMBUS, OH 43218-2029

                    Number of      Percentage of
Fund                 Shares         Fund Shares      Name and Address of Beneficial Owner
--------------   --------------   ---------------   -------------------------------------
Velocity 100         253915.06          15.76       JEFFERSON NATIONAL LIFE INSURANCE
                                                    COMPANY
                                                    ATTN: SEPERATE ACCOUNTS
                                                    9920 CORPORATE CAMPUS
                                                    SUITE 1000
                                                    LOUISVILLE, IN 40223

Velocity 100         822675.35          51.07       SECURITY BENEFIT LIFE INSURANCE CO
                                                    SBL VARIABLE ANNUITY ACCOUNT XIV
                                                    ONE SECURITY BENEFIT PLACE
                                                    TOPEKA, KS 66636-0001

Energy               664556.76          55.65       NATIONWIDE INSURANCE COMPANY
                                                    NWVA4
                                                    C/O IPO PORTFOLIO ACCOUNTING
                                                    P.O. BOX 182029
                                                    COLUMBUS, OH 43218-2029

Energy               113745.43           9.52       SUN LIFE FINANCIAL
                                                    PO BOX 9133
                                                    WELLESLEY HILLS, MA 02481

Energy               311832.27          26.11       SECURITY BENEFIT LIFE INSURANCE CO
                                                    SBL VARIABLE ANNUITY ACCOUNT XIV
                                                    ONE SECURITY BENEFIT PLACE
                                                    TOPEKA, KS 66636-0001

                         Number of      Percentage of
Fund                       Shares        Fund Shares      Name and Address of Beneficial Owner
-----                  -------------   ---------------   -------------------------------------
Energy                     66455.38           5.56       SAGE LIFE ASSURANCE COMPANY
                                                         969 HIGH RIDGE RD
                                                         STE 200
                                                         STAMFORD, CT 06905

Financial Services        492738.15          41.16       NATIONWIDE INSURANCE COMPANY
                                                         NWVA4
                                                         C/O IPO PORTFOLIO ACCOUNTING
                                                         P.O. BOX 182029
                                                         COLUMBUS, OH 43218-2029

Financial Services        658679.36          55.03       SECURITY BENEFIT LIFE INSURANCE CO
                                                         SBL VARIABLE ANNUITY ACCOUNT XIV
                                                         ONE SECURITY BENEFIT PLACE
                                                         TOPEKA, KS 66636-0001

Health Care               570398.09          48.68       NATIONWIDE INSURANCE COMPANY
                                                         NWVA4
                                                         C/O IPO PORTFOLIO ACCOUNTING
                                                         P.O. BOX 182029
                                                         COLUMBUS, OH 43218-2029

Health Care               459115.37          39.19       SECURITY BENEFIT LIFE INSURANCE CO
                                                         SBL VARIABLE ANNUITY ACCOUNT XIV
                                                         ONE SECURITY BENEFIT PLACE
                                                         TOPEKA, KS 66636-0001

                       Number of      Percentage of
Fund                    Shares         Fund Shares      Name and Address of Beneficial Owner
-----               --------------   ---------------   -------------------------------------
Health Care             102145.37           8.72       SAGE LIFE ASSURANCE COMPANY
                                                       969 HIGH RIDGE RD
                                                       STE 200
                                                       STAMFORD, CT 06905

Technology             1072448.62          72.06       NATIONWIDE INSURANCE COMPANY
                                                       NWVA4
                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                       P.O. BOX 182029
                                                       COLUMBUS, OH 43218-2029

Technology              364359.56          24.48       SECURITY BENEFIT LIFE INSURANCE CO
                                                       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

Basic Materials         432379.20          50.59       NATIONWIDE INSURANCE COMPANY
                                                       NWVA4
                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                       P.O. BOX 182029
                                                       COLUMBUS, OH 43218-2029

Basic Materials         381198.32          44.60       SECURITY BENEFIT LIFE INSURANCE CO
                                                       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

                         Number of      Percentage of
Fund                      Shares         Fund Shares      Name and Address of Beneficial Owner
-----                 --------------   ---------------   -------------------------------------
Consumer Products         357183.25          58.81       NATIONWIDE INSURANCE COMPANY
                                                         NWVA4
                                                         C/O IPO PORTFOLIO ACCOUNTING
                                                         P.O. BOX 182029
                                                         COLUMBUS, OH 43218-2029

Consumer Products         196103.48          32.29       SECURITY BENEFIT LIFE INSURANCE CO
                                                         SBL VARIABLE ANNUITY ACCOUNT XIV
                                                         ONE SECURITY BENEFIT PLACE
                                                         TOPEKA, KS 66636-0001

Consumer Products          43324.58           7.13       SAGE LIFE ASSURANCE COMPANY
                                                         969 HIGH RIDGE RD
                                                         STE 200
                                                         STAMFORD, CT 06905

Leisure                   731150.47          62.62       NATIONWIDE INSURANCE COMPANY
                                                         NWVA4
                                                         C/O IPO PORTFOLIO ACCOUNTING
                                                         P.O. BOX 182029
                                                         COLUMBUS, OH 43218-2029

Leisure                   420042.99          35.98       SECURITY BENEFIT LIFE INSURANCE CO
                                                         SBL VARIABLE ANNUITY ACCOUNT XIV
                                                         ONE SECURITY BENEFIT PLACE
                                                         TOPEKA, KS 66636-0001

                          Number of      Percentage of
Fund                       Shares         Fund Shares      Name and Address of Beneficial Owner
-----                  --------------   ---------------   -------------------------------------
Retailing                  355482.40          52.76       NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Retailing                  213034.30          31.62       SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Retailing                   96386.37          14.31       SAGE LIFE ASSURANCE COMPANY
                                                          969 HIGH RIDGE RD
                                                          STE 200
                                                          STAMFORD, CT 06905

Telecommunications         721791.24          72.48       NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Telecommunications         228835.26          22.98       SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

                       Number of      Percentage of
Fund                    Shares         Fund Shares      Name and Address of Beneficial Owner
-----               --------------   ---------------   -------------------------------------
Transportation          192324.91          69.98       NATIONWIDE INSURANCE COMPANY
                                                       NWVA4
                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                       P.O. BOX 182029
                                                       COLUMBUS, OH 43218-2029

Transportation           29956.95          10.90       SECURITY BENEFIT LIFE INSURANCE CO
                                                       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

Transportation           48041.86          17.48       SAGE LIFE ASSURANCE COMPANY
                                                       969 HIGH RIDGE RD
                                                       STE 200
                                                       STAMFORD, CT 06905

Energy Services         576524.40          56.78       NATIONWIDE INSURANCE COMPANY
                                                       NWVA4
                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                       P.O. BOX 182029
                                                       COLUMBUS, OH 43218-2029

Energy Services         425516.08          41.91       SECURITY BENEFIT LIFE INSURANCE CO
                                                       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

                     Number of      Percentage of
Fund                  Shares         Fund Shares      Name and Address of Beneficial Owner
-----             --------------   ---------------   -------------------------------------
Banking               439339.73          72.36       NATIONWIDE INSURANCE COMPANY
                                                     NWVA4
                                                     C/O IPO PORTFOLIO ACCOUNTING
                                                     P.O. BOX 182029
                                                     COLUMBUS, OH 43218-2029

Banking               157700.37          25.97       SECURITY BENEFIT LIFE INSURANCE CO
                                                     SBL VARIABLE ANNUITY ACCOUNT XIV
                                                     ONE SECURITY BENEFIT PLACE
                                                     TOPEKA, KS 66636-0001

Biotechnology         763578.13          55.91       NATIONWIDE INSURANCE COMPANY
                                                     NWVA4
                                                     C/O IPO PORTFOLIO ACCOUNTING
                                                     P.O. BOX 182029
                                                     COLUMBUS, OH 43218-2029

Biotechnology         566324.74          41.47       SECURITY BENEFIT LIFE INSURANCE CO
                                                     SBL VARIABLE ANNUITY ACCOUNT XIV
                                                     ONE SECURITY BENEFIT PLACE
                                                     TOPEKA, KS 66636-0001

Electronics           320532.95          66.42       NATIONWIDE INSURANCE COMPANY
                                                     NWVA4
                                                     C/O IPO PORTFOLIO ACCOUNTING
                                                     P.O. BOX 182029
                                                     COLUMBUS, OH 43218-2029

                  Number of      Percentage of
Fund                Shares        Fund Shares      Name and Address of Beneficial Owner
-----           -------------   ---------------   -------------------------------------
Electronics         41710.93           8.64       SUN LIFE FINANCIAL
                                                  PO BOX 9133
                                                  WELLESLEY HILLS, MA 02481

Electronics        103005.12          21.34       SECURITY BENEFIT LIFE INSURANCE CO
                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                  ONE SECURITY BENEFIT PLACE
                                                  TOPEKA, KS 66636-0001

Internet          1010894.56          63.79       NATIONWIDE INSURANCE COMPANY
                                                  NWVA4
                                                  C/O IPO PORTFOLIO ACCOUNTING
                                                  P.O. BOX 182029
                                                  COLUMBUS, OH 43218-2029

Internet           516533.38          32.58       SECURITY BENEFIT LIFE INSURANCE CO
                                                  SBL VARIABLE ANNUITY ACCOUNT XIV
                                                  ONE SECURITY BENEFIT PLACE
                                                  TOPEKA, KS 66636-0001

Utilities         1013468.11          87.83       NATIONWIDE INSURANCE COMPANY
                                                  NWVA4
                                                  C/O IPO PORTFOLIO ACCOUNTING
                                                  P.O. BOX 182029
                                                  COLUMBUS, OH 43218-2029

                       Number of      Percentage of
Fund                    Shares         Fund Shares      Name and Address of Beneficial Owner
----                --------------   ---------------   -------------------------------------
Utilities               105304.87           9.13       SECURITY BENEFIT LIFE INSURANCE CO
                                                       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

Real Estate             219301.38          35.05       NATIONWIDE INSURANCE COMPANY
                                                       NWVA4
                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                       P.O. BOX 182029
                                                       COLUMBUS, OH 43218-2029

Real Estate              42613.40           6.81       JEFFERSON NATIONAL LIFE INSURANCE
                                                       COMPANY
                                                       ATTN: SEPERATE ACCOUNTS
                                                       9920 CORPORATE CAMPUS
                                                       SUITE 1000
                                                       LOUISVILLE, IN 40223

Real Estate             353420.68          56.48       SECURITY BENEFIT LIFE INSURANCE CO
                                                       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

Sector Rotation         827359.44          38.66       NATIONWIDE INSURANCE COMPANY
                                                       NWVA4
                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                       P.O. BOX 182029
                                                       COLUMBUS, OH 43218-2029

                       Number of      Percentage of
Fund                    Shares         Fund Shares      Name and Address of Beneficial Owner
-----               --------------   ---------------   -------------------------------------
Sector Rotation         589602.46          27.55       SECURITY BENEFIT LIFE INSURANCE CO
                                                       SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

Sector Rotation         138373.07           6.47       SECURITY BENEFIT LIFE
                                                       FBO UNBUNDLED
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

Sector Rotation         333367.63          15.58       PHOENIX HOME LIFE VARIABLE
                                                       INSURANCE COMPANY
                                                       10 KREY BLVD
                                                       RENSSELAER, NY 12144

CLS AdvisorOne         1929425.28          96.26       SECURITY BENEFIT LIFE INSURANCE CO
 Amerigo VT                                            SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

CLS AdvisorOne         1009892.32          94.30       SECURITY BENEFIT LIFE INSURANCE CO
 Clermont VT                                           SBL VARIABLE ANNUITY ACCOUNT XIV
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

CLS AdvisorOne           61013.82           5.70       FSBL VARIABLE ACCOUNT A
 Clermont VT                                           ATTN: DENISE MACHELL--FINANCE
                                                       ONE SECURITY BENEFIT PLACE
                                                       TOPEKA, KS 66636-0001

Shareholder Proposals

     The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850.

Other Matters

     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

Annual and Semi-Annual Reports to Shareholders

     For a free copy of the Trust's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), Shareholders may call 1-800-820-0888 or write to the Funds at 9601 Blackwell Road, Suite 500, Rockville, MD 20850.

Other Business

     The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                       Exhibit A

                              ADVISORY AGREEMENT

     ADVISORY AGREEMENT made as of this _____th day of _____________, 2004 by and between RYDEX VARIABLE TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS II, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                              W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

    1. The Adviser's Services.

        (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

        (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

        (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

        (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

         The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

        (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

        (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to an security held by any Fund.

     3. Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

        (a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M and Section 817(h) of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

        (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

        (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

    4.  Brokerage

        (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

        (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

        (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

        (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.


     6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

    7. Representations, Warranties and Covenants

        (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

        (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

        (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

        (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

        (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

        (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

        (h) Representations. The representations and warranties in this
    Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. The Name "Rydex". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and
(b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the

Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. Adviser's Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

    12. Duration and Termination

        (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

        (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

        (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

        (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

         Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

         In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

    13. Certain Definitions. For the purposes of this Agreement:

        (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

        (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

     18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                  RYDEX VARIABLE TRUST, on behalf of each Fund listed on Schedule A

                                  By:__________________________
                                     Name: Carl G. Verboncoeur
                                     Title: President

                                  PADCO ADVISORS II, INC.

                                  By:__________________________
                                     Name: Carl G. Verboncoeur
                                     Title: Chief Executive Officer

                                                                       Exhibit A

                                  SCHEDULE A
                                    to the
                              ADVISORY AGREEMENT
                            dated   , 2004 between
                             RYDEX VARIABLE TRUST
                                      and
                            PADCO ADVISORS II, INC.

     The Fund will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund                                 Rate
----                                 ----
Nova .............................   0.75%
Ursa .............................   0.90%
OTC ..............................   0.75%
Arktos ...........................   0.90%
Medius ...........................   0.90%
Mekros ...........................   0.90%
Titan 500 ........................   0.90%
Tempest 500 ......................   0.90%
Velocity 100 .....................   0.90%
Venture 100 ......................   0.90%
U.S. Government Bond .............   0.50%
Juno .............................   0.90%
Long Dynamic Dow 30 ..............   0.90%
Inverse Dynamic Dow 30  ..........   0.90%
Large-Cap Value ..................   0.75%
Large-Cap Growth .................   0.75%
Mid-Cap Value ....................   0.75%
Mid-Cap Growth ...................   0.75%
Inverse Mid-Cap ..................   0.90%
Small-Cap Value ..................   0.75%
Small-Cap Growth .................   0.75%
Inverse Small-Cap ................   0.90%
Large-Cap Europe .................   0.90%
Large-Cap Japan ..................   0.90%
Banking ..........................   0.85%
Basic Materials ..................   0.85%
Biotechnology ....................   0.85%
Consumer Products ................   0.85%

Fund                                 Rate
----                                 ----
Electronics ......................   0.85%
Energy ...........................   0.85%
Energy Services ..................   0.85%
Financial Services ...............   0.85%
Health Care ......................   0.85%
Internet .........................   0.85%
Leisure ..........................   0.85%
Precious Metals ..................   0.75%
Real Estate ......................   0.85%
Retailing ........................   0.85%
Technology .......................   0.85%
Telecommunications ...............   0.85%
Transportation ...................   0.85%
Utilities ........................   0.85%
Sector Rotation ..................   0.90%
Core Equity* .....................   0.70%
CLS AdvisorOne
    Amerigo VT ...................   0.90%
CLS AdvisorOne
    Clermont VT ..................   0.90%
U.S. Government
    Money Market .................   0.50%

------------------------

* The management fee with respect to the Core Equity Fund (the "Fund") is comprised of a basic fee (the "Basic Fee") at the annual rate of 0.70% of the Fund's average daily net assets and a performance adjustment (the "Performance Adjustment") as discussed below.

    A. Calculating the Performance Adjustment. The performance adjustment shall be calculated monthly by:

       (i) Determining the difference in performance (the "Performance Difference") between the Fund and the Russell 3000 Index (the "Index"), as described in paragraph C;

       (ii) Using the Performance Difference calculated under paragraph B(ii) to determine the performance adjustment (the "Performance Adjustment"), as illustrated in paragraph D; and

       (iii) Adding the Performance Adjustment to the Basic Fee to determine the management fee for the applicable month.

    B. Computing the Performance Difference. The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one Share of the Fund and the performance of the Index over the most recent 12-month period. The performance of one Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

    C. Determining the Performance Adjustment. For every 0.0375% in Performance Difference, the Adviser's fee will be adjusted upwards or downwards by 0.01%. The maximum adjustment rate is 0.20% per year, resulting in a minimum possible annual fee of 0.50% and a maximum possible annual fee of 0.90%.

    D. Performance Adjustment Example. The following example illustrates the application of the Performance Adjustment:

For the rolling 12-month    Fund's investment        Index's         Fund's performance
performance period             performance      cumulative change   relative to the Index
-------------------------- ------------------- ------------------- ----------------------
January 1 ................      $50.00               100.00
December 31 ..............      $55.25               110.20
Absolute change ..........      +$5.25              +$10.20
Actual change ............      +10.50%             + 10.20%                +0.30%

     Based on these assumptions, the Fund calculates the Adviser's management fee rate for the month-ended December 31 as follows:

    o The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

    o The +0.30% difference between the performance of the Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

    o The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.


    o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

     Performance Periods. For the period from July 1, 2003 through May 31, 2004, the Adviser will be paid at the Base Rate, without regard to any Performance Adjustment. For the month ending June 30, 2004, the Adviser will begin applying the Performance Adjustment as described herein, based upon the performance of the Fund relative to the performance of the Index during the 12-month period from July 1, 2003 through June 30, 2004. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

     Changes to the "Index". The Trustees have initially designated the Russell 3000 Index as the index to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index"). From time to time, to the extent permitted by the 1940 Act, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund in calculating the Performance Adjustment. After ten days' written notice to the Adviser, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index.

                                                                       Exhibit B

                       INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made this __th day of __________, 200_, by and between PADCO Advisors II, Inc., d/b/a Rydex Investments, a Maryland corporation (the "Advisor"), and Clarke Lanzen Skalla Investment Firm, LLC, a Nebraska limited liability company (the "Sub-Advisor").

     WHEREAS, Rydex Variable Trust, a Delaware business trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Advisor has entered into an Investment Advisory Agreement
dated   , 200 , as amended (the "Advisory Agreement") with the Trust, pursuant to which the Advisor will act as the investment adviser to the separate series of the Trust set forth therein; and

     WHEREAS, the Advisor, with the approval of the Trust, desires to retain the Sub-Advisor as its agent to furnish sub-investment advisory services to the Advisor in connection with the management of the separate series of the Trust set forth on Schedule A of this Investment Sub-Advisory Agreement (each a "Fund"), and the Sub-Advisor is willing to render such investment advisory services.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Appointment. The Advisor hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor hereby accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Sub-Advisor hereby acknowledges receipt of properly certified or authenticated copies of each of the following:

         (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

         (b) The Trust's By-Laws and amendments thereto;

         (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Advisor and approving this Agreement;

         (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

         (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to each Fund; and

         (f) The Trust's most recent prospectus and Statement of Additional Information for each Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

         The Advisor will furnish the Sub-Advisor from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject always to the supervision of the Trust's Board of Trustees and the Advisor, the Sub-Advisor will furnish, direct, and administer an investment program in respect of, and make investment and reinvestment decisions for, all assets of each Fund and place all orders for the purchase and sale of securities, all on behalf of each Fund. In the performance of its duties, the Sub-Advisor will satisfy its fiduciary duties to each Fund, and will monitor each Fund's investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, any policies or restrictions imposed by the Advisor and/or the Trust, and the stated investment objectives, policies and restrictions of each Fund as provided in each Fund's prospectus and statement of additional information, as amended from time to time. The Sub-Advisor and the Advisor will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. The Sub-Advisor shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

     The Sub-Advisor represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

         (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

         (c) will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Advisor will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price consistent with its "best execution" obligation. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Advisor with research advice and other services (as those terms are defined in Section 28(e) of the Securities Act of 1934). In no instance will portfolio securities be purchased from or sold to the Advisor, the Sub-Advisor, Rydex Distributors, Inc. or any affiliated person of either the Trust, the Advisor, the Sub-Advisor or Rydex Distributors, Inc., except as may be permitted under the 1940 Act;

         (d) will report regularly to the Advisor and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Advisor and the Board of Trustees the management of each Fund, including, without limitation, review of the general investment strategy of each Fund, the performance of each Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Advisor;

         (e) will maintain books and records required to be maintained by Rule 31a-3 under the 1940 Act with respect to the Trust's securities transactions and will furnish the Advisor and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Advisor may request;

         (f) will act upon instructions from the Advisor not inconsistent with the fiduciary duties hereunder; and

         (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Advisor, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     4. Proxy Voting; Corporate Actions. The Sub-Advisor shall execute and deliver, or cause its nominee to execute and deliver, all proxy votes, notices of meetings and other notices affecting or relating to the securities of each Fund during the term of this Agreement. The Sub-Advisor shall maintain and preserve written proxy voting procedures, and shall provide a copy of such voting procedures, along with a record of its actual proxy votes relating to the securities of each Fund, to the Advisor or the Trust upon request. The Advisor and Sub-Advisor understand that the Funds may pursue their investment objectives by investing in other investment companies that are not affiliated "underlying funds" and specific proxy rules are applicable under the 1940 Act to this type of relationship. In particular the Sub-

Advisor will vote all proxies received from the underlying funds in the same proportion that all shares of the underlying funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. Beginning July 1, 2003, the Sub-Adviser shall maintain records regarding proxy voting on behalf of the Portfolio in order that the Portfolio may complete the annual Form N-PX filing.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for each Fund, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement.

     7. Compensation. For the services to be provided by the Sub-Advisor pursuant to this Agreement, the Advisor will pay the Sub-Advisor, and the Sub-Advisor agrees to accept as full compensation therefor, a sub-advisory fee paid at the rate specified on Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily net asset value of the Assets under the Sub-Advisor's management. This fee will be paid at least quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Advisor may, in its discretion and from time to time, waive a portion of its fee. Sub-Advisor shall not be responsible for expenses and costs of a Fund's operations payable by a Fund or the Advisor.

     8. Services to Others. The Advisor understands, and has advised the Trust's Board of Trustees, that the Sub-Advisor now acts, and may in the future act, as an investment adviser and fiduciary to other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Advisor has no objection to the Sub-Advisor's acting in such capacities, provided that the Sub-Advisor furnishes adequate disclosure of such possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. For example, whenever a Fund and one or more other investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Advisor to be equitable to each company. The Advisor recognizes, and has advised the Trust's Board of Trustees, that in some cases the Sub-Advisor's procedures may adversely affect the size of the position that each Fund may obtain in a particular security. In addition, the Advisor understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Advisor to assist in the Sub-Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Advisor or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     9. Standard of Care. Each of the Advisor and Sub-Advisor shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The parties recognize that the opinions, recommendations and actions of Sub-Advisor will be based on advice and information deemed to be reliable but not guaranteed by or to Sub-Advisor.

     10. Indemnification. Each of the Advisor and Sub-Advisor agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care set forth in the first sentence of Paragraph 9 hereof. Notwithstanding the generality of the foregoing, the Advisor and Sub-Advisor each further agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising or as a result of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligation and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which each party may have against the other under any federal securities laws based on negligence and which cannot be modified in advance by contract.

     11. Duration and Termination. This Agreement will become effective as of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of each Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for two years.

     Thereafter, if not terminated, this Agreement will continue in effect for each Fund for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Advisor, or the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of each Fund. Notwithstanding the foregoing, this Agreement may be terminated as to each Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Advisor or by the Sub-Advisor. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms ascribed in the 1940 Act.)

     This Agreement will terminate automatically if the investment advisory agreement between the Trust and the Advisor is terminated.

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     13. Multiple Originals. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

     14. Custody. All securities and other assets of each Fund shall be maintained with a custodian designated by the Advisor. The Sub-Advisor shall have no responsibility or liability with respect to any custodial function.

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the internal laws of the state of Delaware. The Sub-Advisor shall notify the Advisor of any changes in its officers and directors within a reasonable time.

     16. Limitation of Liability. The names "Rydex Variable Trust" and "Trustees of the Rydex Variable Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with each Fund must look solely to the assets of the Trust belonging to each Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                  PADCO ADVISORS II, INC.

                                  By:__________________________________________

                                  Name: _______________________________________

                                  Title:_______________________________________

                                  CLARKE LANZEN SKALLA
                                  INVESTMENT FIRM, LLC

                                  By:__________________________________________

                                  Name: _______________________________________

                                  Title:_______________________________________

                                                                       Exhibit B

                                  Schedule A
                                    to the
                       Investment Sub-Advisory Agreement
                                    between
                            PADCO Advisors II, Inc.
                                      and
                   Clarke Lanzen Skalla Investment Firm, LLC

     Pursuant to Section 7 of this Investment Sub-Advisory Agreement, the Advisor shall pay the Sub-Advisor compensation at an annual rate as follows:

                      Amerigo Fund: ................ 0.40%
                      Clermont Fund: ............... 0.40%

     Should either of the aforementioned Funds not average $10,000,000 in assets over a quarter, the Sub-Advisor will not receive compensation for assets in that Fund for that specific quarter.

VT

                                     RYDEX
                                 P.O. BOX 9132
                             HINGHAM, MA 02043-9132


FUND NAME PRINTS HERE                 THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
INSURANCE COMPANY NAME PRINTS HERE                                          SPECIAL MEETING OF SHAREHOLDERS
                                                    APRIL 30, 2004 - 4:30 P.M. EASTERN TIME (THE "MEETING")

The undersigned appoints the above-referenced insurance company to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on March 2, 2004, at the Meeting, to be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850 at 4:30 P.M. Eastern Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous instruction cards given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 8, 2004.

                    [DOWN ARROW]    PLEASE VOTE, DATE AND SIGN, AND PROMPTLY
                                      RETURN THIS INSTRUCTION CARD IN THE
                                          ENCLOSED ENVELOPE PROVIDED.


                                         Dated: ______________________
                                  ______________________________________________
                                  |                                            |
                                  |                                            |
                                  |                                            |
                                  |                                            |
                                  ______________________________________________
                                  (Signature)                  (Sign in the Box)

                                  Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                 [DOWN ARROW]       RYDEX VT MBD

--------------------------------------------------------------------------------

Please refer to the Proxy Statement for a discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the Proxies shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

[DOWN ARROW]  Please fill in box(es) as shown using black or blue   [DOWN ARROW]
              ink or number 2 pencil.                                        |X|
              PLEASE DO NOT USE FINE POINT PENS.

                                                                                        FOR all             WITHHOLD
                                                                                       nominees             authority
1. Consider and vote on the following as trustees of the Trust:                     listed (except         to vote for
   (01) Corey A. Colehour (02) J. Kenneth Dalton (03) John O. Demaret                as marked to         all nominees
   (04) Patrick T. McCarville (05) Roger Somers and (06) Carl G. Verboncoeur         the contrary
                                                                                       at left)

                                                                                          |_|                  |_|


________________________________________________________________________________
(Instruction: To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) on the line above.)
                                                                                          FOR        AGAINST      ABSTAIN
2. Approve a new investment advisory agreement between Rydex Variable Trust and           |_|          |_|          |_|
   PADCO Advisors II, Inc.

3. Approve a new investment sub-advisory agreement between PADCO Advisors II,             |_|          |_|          |_|
   Inc. and Clarke Lanzen Skalla Investment Firm, LLC. (CLS AdvisorOne Amerigo
   VT Fund and CLS AdvisorOne Clermont VT Fund Only)

4. Approve the change of investment objective from a fundamental to a non-fundamental policy for each of the following Funds:

   4(a) Rydex Variable Trust: Nova Portfolio                                              |_|          |_|          |_|

   4(b) Rydex Variable Trust: Ursa Portfolio                                              |_|          |_|          |_|

   4(c) Rydex Variable Trust: OTC Portfolio                                               |_|          |_|          |_|

   4(d) Rydex Variable Trust: US Government Bond Portfolio                                |_|          |_|          |_|

   4(e) Rydex Variable Trust: Juno Portfolio                                              |_|          |_|          |_|

5. Any other business properly brought before the Meeting.

                           PLEASE SIGN ON REVERSE SIDE
[Down Arrow]                                                                                 RYDEX VT MBD       [Down Arrow]